Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,500,002.00
Previously Paid Amount	1,531.00
Total Fee Amount	1,738.15
Total Offset Amount	0
Net Fee	$ 207.15